UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2022, TransAct Technologies Incorporated (the “Company”) and Bart C. Shuldman, the Company’s Chief Executive Officer (the “Executive”), entered into an Amended and Restated Employment Agreement, dated as of December 14, 2022 (the “Amended Agreement”). The Amended Agreement amends and restates the Executive’s Employment Agreement, dated July 31, 1996 (the “1996 Agreement”), as amended by the Amendment to Employment Agreement, effective as of January 1, 2008 (together with the 1996 Agreement, the “Prior Agreement”). The Amended Agreement is not intended to change the economics of the Executive’s terms of employment, including the Executive’s compensation as described each year in the Company’s definitive proxy statement for its Annual Meeting of Stockholders. The primary purpose of the Amended Agreement is to bring up-to-date certain provisions in the Prior Agreement to be consistent with current law and practice and to clarify certain other provisions to reflect the understanding of the parties by removing potential ambiguities as to interpretation and intent.

The Amended Agreement updates certain provisions of the Prior Agreement to better align them with the Internal Revenue Code of 1986, as amended, and modernizes certain other provisions that have become outdated due to legal and regulatory developments. As noted above, the Executive’s compensation as disclosed in the summary compensation table and related narrative disclosure contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2022 remains unchanged by the Amended Agreement.

The impacted provisions include those captioned “Employment Period,” “Termination by the Company with Cause,” “Termination by the Executive,” “Termination by the Company without Cause,” “Change in Control,” “Termination Event,” “Continuation of Benefits,” “Restrictive Covenants and Confidentiality Covenants,” “Indemnification” and “Parachute Payments.” The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Amended and Restated Employment Agreement, dated as of December 14, 2022, by and between TransAct Technologies Incorporated and Bart C. Shuldman.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: December 27, 2022